ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


                          $1,167,506,895 (APPROXIMATE)            APRIL 7, 1998
                        MORTGAGE CAPITAL FUNDING, INC.
                      MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1998-MC1



APPROX. SECURITIES STRUCTURE - SUBJECT TO CHANGE

                        APPROX.
                         FACE/    EXPECTED   EXPECTED EXPECTED
          EXPECTED     NOTIONAL    CREDIT    WEIGHTED PRINCIPAL
           RATING       AMOUNT     SUPPORT   AVERAGE   PAYMENT
 CLASS   (S&P/FITCH)    ($MM)    (% OF UPB)  LIFE(A)  WINDOW(A)
---------------------------------------------------------------

PUBLICLY OFFERED CLASSES

 X      AAA/AAA         $1,319.2(b)                  05/98-01/09
 A1     AAA/AAA            224.3     32.00%    5.50  05/98-06/07
 A2     AAA/AAA            672.8     32.00     9.56  06/07-01/08
 B      AA/AA               66.0     27.00     9.71  01/08-01/08
 C      A/A                 79.2     21.00     9.71  01/08-01/08
 D      BBB/BBB             92.3     14.00     9.72  01/08-02/08
 E      --/BBB-             33.0     11.50     9.79  02/08-02/08

PRIVATELY PLACED CLASSES (144A)

 F      --/BB+ (c)          33.0      9.00     9.79  02/08-02/08
----------------------------------------------------------------
 G      NOT OFFERED
 H      NOT OFFERED
 J      NOT OFFERED
 K      NOT OFFERED
 L      NOT OFFERED
  TOTAL SECURITIES:     $1,319.2
----------------------------------------------------------------

(a) Calculated at 0% CPR, no balloon extension and Hyperamortization Loans pay in full on Anticipated Repayment Dates.
(b) Notional amount.
(c) Not offered hereby.

KEY FEATURES:

Co-Lead Managers:           Goldman, Sachs & Co. and Citibank, N.A.
Mortgage Loan Sellers:      Citicorp Real Estate, Inc.
                            ($525.6mm), Amresco Capital, L.P.
                            ($541.3mm) and Goldman Sachs
                            Mortgage Company ($252.4mm)
Master Servicer:            Amresco Services, L.P.
Special Servicer:           CRIIMI MAE Inc.
Purchaser of Classes G,
   H, J, K, L:              CRIIMI MAE Inc.
Trustee:                    LaSalle National Bank/ABN AMRO Bank N.V.
Pricing:                    On or about April 24th
Closing:                    On or about April 30th
Settlement:                 All classes will settle plus accrued from April 1
Cut-Off Date:               April 1, 1998
Distribution Date:          15th of each month, or following business day
                            (commencing May 1998)
ERISA Eligible:             Classes A1, A2 and X are ERISA eligible subject to
                            certain  conditions for eligibility
Representations &
 Warranties:                Provided by applicable Mortgage Loan Sellers
Structure:                  Sequential pay
Interest Accrual Period:    Prior calendar month
Day Count:                  30/360
Tax Treatment:              REMIC
Rated Final Distribution
 Date:                      [    ]
Clean up Call:              1.0%
Minimum Denominations:      Publicly Offered Classes except Class X: $10,000 &
                            $1 Class X: $1,000,000 Notional Amount & $1
                            Privately Placed Classes: $100,000 & $1

COLLATERAL FACTS

CUT-OFF DATE PRINCIPAL BALANCE:                     $1,319,216,830
NUMBER OF MORTGAGE LOANS:                                      253
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE:                 $5,214,296
WEIGHTED AVERAGE CURRENT MORTGAGE INTEREST RATE(A):          7.489%
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM                   339 mos.
WEIGHTED AVERAGE DSCR:                                        1.37 x
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                     73.22%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY(B):                115 mos.

(a)  Gross Coupon.

(b) Anticipated Repayment Date for loans with hyperamortization. All information presented herein with respect to Hyperamortization Loans assumes that they mature on their respective Anticipated Repayment Dates.


                   PREPAYMENT PENALTY TABLE

                                 CUT-OFF
                                   DATE                     WTD. AVG.   WTD. AVG.    WTD. AVG.
                        # OF     PRINCIPAL  % OF INITIAL    REMAINING    STATED       ORIGINAL     WTD. AVG.
                       MORTGAGE   BALANCE        POOL        LOCKOUT    REMAINING    TERM AFTER      OPEN
                        LOANS      (MM)         BALANCE      TERM (MO.) TERM (MO.)  ALL PENALTIES   PERIOD
------------------------------------------------------------------------------------------------------------
Lockout/Yield Maint      108       504.8         38.26%       43.8        116.6        113.4          6.1
Lockout/> of YM or 1%     81       333.0         25.24        39.5        113.2        113.2          6.2
Lockout/Defeasance        48       439.7         33.33        28.9        115.5        115.4          3.3
Lockout/Declining Fee     13        29.6          2.24        29.2         94.0         86.0         12.4
> of YM or 1%              2         5.6          0.43           -        113.4        114.0          6.0
Lockout/Declining Fee
  or YM                    1         6.5          0.49        56.0        116.0        114.0          6.0
                       -----    --------      --------     -------     --------      -------       ------
TOTAL\WTD.AVG.           253     1,319.2        100.00%       37.3        114.9        113.4          5.3
============================================================================================================


SELECTED LOAN DATA:
                                         CUT-OFF DATE PRINCIPAL
                                                BALANCE
                                       (AS OF APRIL 1, 1998)(A)
                    NUMBER OF      ----------------------------
GEOGRAPHIC          MORTGAGE                   % BY       WTD.
DISTRIBUTION       PROPERTIES       (MM)      BALANCE  AVG. DSCR
-----------------------------------------------------------------
CALIFORNIA              28      $   162.6      12.33%    1.41x
TEXAS                   42          158.2      11.99     1.33
FLORIDA                 17          107.1       8.12     1.31
OREGON                   5          106.3       8.05     1.39
NEW YORK                 8           80.4       6.09     1.31
ILLINOIS                11           64.1       4.86     1.25
NEW JERSEY              13           55.7       4.22     1.37
OTHER                  137          584.9      44.33     1.41
                       ---       --------    -------     ----
TOTAL\WTD.AVG.         261       $1,319.2     100.00%    1.37X
-----------------------------------------------------------------

                                   CUT-OFF DATE PRINCIPAL BALANCE
                                       (AS OF APRIL 1, 1998)(A)
                    NUMBER OF      ------------------------------
                    MORTGAGE                   % BY    WTD.
PROPERTY TYPE      PROPERTIES       (MM)      BALANCE  AVG. DSCR
-----------------------------------------------------------------
MULTIFAMILY             93      $   411.0      31.15%     1.30x
OFFICE                  45          314.2      23.82      1.38
ANCHORED RETAIL         40          288.7      21.89      1.34
UNANCHORED RETAIL       40          131.3       9.95      1.43
LODGING                 19           94.6       7.17      1.59
INDUSTRIAL/WAREHOUSE    11           42.8       3.24      1.30
MOBILE HOME PARK         5           15.7       1.19      1.92
HEALTH CARE              3            6.5       0.49      1.99
SELF-STORAGE             2            2.2       0.17      1.47
OTHER                    3           12.3       0.93      1.53
                     -----      ---------    --------     ----
TOTAL\WTD.AVG.         261       $1,319.2     100.00%     1.37X
-----------------------------------------------------------------
(a)   Column totals may not add due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A. and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


-----------------------------------------------------------------------------------------------------------------------------------
             APPROXIMATE SECURITIES STRUCTURE - SUBJECT TO CHANGE
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   EXPECTED
                                                     EXPECTED                                      WEIGHTED          EXPECTED
                 EXPECTED RATING      APPROX. SIZE    CREDIT          COUPON                     AVERAGE LIFE        PRINCIPAL
    CLASS          (S&P/FITCH)           ($MM)        SUPPORT      DESCRIPTION      DELIVERY      (YRS.)(A)      PAYMENT WINDOW(A)
-----------------------------------------------------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES:
      X             AAA/AAA            $1,319.2(b)                  WAC IO(c)          DTC                          05/98-01/09
      A1            AAA/AAA               224.3        32.00%         Fixed            DTC            5.50          05/98-06/07
      A2            AAA/AAA               672.8        32.00          Fixed            DTC            9.56          06/07-01/08
      B             AA/AA                  66.0        27.00          Fixed            DTC            9.71          01/08-01/08
      C             A/A                    79.2        21.00          Fixed            DTC            9.71          01/08-01/08
      D             BBB/BBB                92.3        14.00    min(Fixed,WAC)(d)      DTC            9.72          01/08-02/08
      E             --/BBB-                33.0        11.50    min(Fixed,WAC)(d)      DTC            9.79          02/08-02/08

PRIVATELY PLACED CLASSES:
      F             --/BB+ (e)             33.0         9.00    min(Fixed,WAC)(d)      DTC            9.79          02/08-02/08
-----------------------------------------------------------------------------------------------------------------------------------
      G        NOT OFFERED
      H        NOT OFFERED
      J        NOT OFFERED
      K        NOT OFFERED
      L        NOT OFFERED
-----------------------------------------------------------------------------------------------------------------------------------

(a) Calculated at 0% CPR, no balloon extension and Hyperamortization Loans pay in full on Anticipated Repayment Dates.
(b) Notional amount.
(c) The Class X coupon is calculated as the excess of (i) the weighted average Remittance Rate, determined without regard to any modifications of the mortgage loans, in effect from time to time on the mortgage loans over (ii) the weighted average of the Pass-Through Rates in effect from time to time on the Class A1 through Class L Certificates.
(d) Subject to a cap equal to the weighted average of the Remittance Rates in effect from time to time on the mortgage loans.
(e) Not offered hereby.

-------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
-------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A. and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET



-------------------------------------------------------------------------------
                          STRUCTURAL OVERVIEW - CONT.
-------------------------------------------------------------------------------

o        The Mortgage Pool will be comprised of one Loan Group

         -- Principal will be allocated sequentially to A1, A2, B, C, D, E, F,
            G, H, J, K and L Certificates (If all classes other than classes A1 and A2 have reduced to zero, principal will be allocated to Class A1 and A2 pro-rata)

o Class X will receive interest payments pro-rata (based on interest entitlements) with the Class A1 and Class A2 Certificates each month

o Each of the Classes will be subordinate to earlier alphabetically lettered classes (except Class X) (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata to Classes A1 and A2)

o The Servicer will cover net prepayment interest shortfalls, up to o Master Servicing Fee. Net shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated in reverse alphabetical order to the Subordinate Certificates and then pro-rata (based on interest entitlements) to the Senior Certificates

o        All classes will pay interest on a 30/360 basis

o Shortfalls resulting from Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes with certificate balances


-------------------------------------------------------------------------------
                            MORTGAGE POOL OVERVIEW
-------------------------------------------------------------------------------

o The Mortgage Pool is comprised of 253 multifamily and commercial loans with an aggregate Cut-Off Date Principal Balance of approximately $1,319,216,830

o All of the Mortgage Loans are secured by first liens on multifamily and commercial properties

o        The Pool's average Cut-Off Date Principal Balance is approximately
         $5,214,296

o        The Pool's weighted average current Debt Service Coverage Ratio is
         1.37x (a)

o        The Pool's Cut-Off Date LTV is 73.22%

o        The Pool's weighted average Mortgage Interest Rate is approximately
         7.489%

(a) Debt service is the ratio of Underwritten NCF over the annualized debt service payments.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A. and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PENALTIES
-------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS

Prepayment premiums will be allocated between the Offered Certificates then entitled to principal distributions and the Class X Certificates as follows:

o A percentage of all Prepayment Premiums (either fixed Prepayment Premiums or Yield Maintenance amount) will be allocated to the Offered Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that each such Class receives, and (b) a percentage (which can be no greater that 100%), the numerator of which is the excess of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

                       --------------------------- ---- --------------------------------------------------------
                               Prepayment                             (Pass-Through Rate - Discount Rate )
                           Premium Allocation       =                        -----------------------------------
                               Percentage                                (Mortgage Rate - Discount Rate)
                       --------------------------- ---- --------------------------------------------------------

o The remaining percentage of the Prepayment Premiums will be allocated to the Class X Certificates

o In general, this formula provides for an increase in the allocation of Prepayment Premiums to the Offered Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise

     Allocation of Prepayment Premiums Example

    Discount Rate Fraction Methodology:
     Mortgage Rate                        =  9%
     Bond Class Rate                      =  7%
     Treasury Rate                        =  6%

        BOND CLASS ALLOCATION                    CLASS X ALLOCATION
     ---------------------------              ------------------------
           7% - 6%
          ---------
           9% - 6%  = 33 1/3%        Receives excess premiums = 66 2/3% thereof


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A. and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                             PREPAYMENT PROVISIONS
-------------------------------------------------------------------------------

o 100.00% of the Pool Balance has prepayment protection as of the Cut-Off Date

o Approximately 99.5% of the Pool Balance is locked out as of the Cut-Off Date


-----------------------------------------------------------------------------------------------------------------------------------
                                               PREPAYMENT LOCK-OUT/ PREMIUM ANALYSIS
-----------------------------------------------------------------------------------------------------------------------------------
                                      PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT
                     --------------------------------------------------------------------------------------------------------------

     PREPAYMENT        APRIL     APRIL     APRIL     APRIL     APRIL     APRIL     APRIL     APRIL     APRIL     APRIL      APRIL
    RESTRICTIONS        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007      2008
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out             99.57%    98.06%    95.41%    93.10%    34.36%    33.51%    33.56%    33.63%    33.70%    33.78%     0.00%
Yield Maintenance       0.43%     1.94%     3.71%     5.09%    63.38%    64.09%    64.03%    65.29%    65.22%    50.65%   100.00%
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL              100.00%   100.00%    99.12%    98.19%    97.74%    97.60%    97.59%    98.92%    98.92%    84.43%   100.00%

% Premium
5.00-5.99%              0.00%     0.00%     0.61%     0.19%     0.63%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
4.00-4.99%              0.00%     0.00%     0.00%     1.02%     0.00%     0.63%     0.19%     0.00%     0.00%     0.00%     0.00%
3.00-3.99%              0.00%     0.00%     0.27%     0.00%     1.02%     0.00%     0.44%     0.19%     0.00%     0.00%     0.00%
2.00-2.99%              0.00%     0.00%     0.00%     0.27%     0.00%     1.03%     0.00%     0.46%     0.19%     0.00%     0.00%
1.00-1.99%              0.00%     0.00%     0.00%     0.34%     0.60%     0.34%     0.95%     0.00%     0.46%     0.65%     0.00%

Open                    0.00%     0.00%     0.00%     0.00%     0.00%     0.41%     0.82%     0.42%     0.42%    14.92%     0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
Mortgage Pool
  Balance ($ mm)     $1,319.22 $1,305.31 $1,290.46 $1,274.29 $1,256.86 $1,238.07 $1,217.94 $1,152.76 $1,129.98 $1,105.42   $3.10
% of Initial Pool
  Balance             100.00%    98.95%    97.82%    96.59%    95.27%    93.85%    92.32%    87.38%    85.66%    83.79%     0.23%
-----------------------------------------------------------------------------------------------------------------------------------


Note: For the purposes of this table defeasance is combined with lock out.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A. and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                                          DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE (A)
-----------------------------------------------------------------------------------------------------------------------------------
                                                       PERCENTAGE
                                                           OF
                                                       AGGREGATE                   WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF       AVERAGE      AVERAGE       AVERAGE      AVERAGE      WEIGHTED
                            NUMBER OF   CUT-OFF DATE      DATE     CUT-OFF DATE      DEBT       MORTGAGE     REMAINING     AVERAGE
RANGE OF CUT-OFF DATE       MORTGAGE     PRINCIPAL     PRINCIPAL     PRINCIPAL     SERVICE      INTEREST      TERM TO      CURRENT
PRINCIPAL BALANCE             LOANS       BALANCE       BALANCE       BALANCE      COVERAGE       RATE        MATURITY       LTV
-----------------------------------------------------------------------------------------------------------------------------------
  418,508 - 499,999              1     $     418,508       0.03%   $   418,508        1.37x      7.3000%        117.0       73.40%
  500,000 - 999,999             13        10,546,969       0.80        811,305        1.47       7.9816         115.6       64.78
  1,000,000 - 1,999,999         39        58,117,027       4.41      1,490,180        1.40       7.7501         115.0       71.51
  2,000,000 - 2,999,999         47       117,764,005       8.93      2,505,617        1.41       7.6372         115.0       71.47
  3,000,000 - 3,999,999         47       167,621,356      12.71      3,566,412        1.33       7.6808         115.9       74.84
  4,000,000 - 4,999,999         26       117,169,570       8.88      4,506,522        1.39       7.4419         114.6       71.31
  5,000,000 - 5,999,999         18        97,536,764       7.39      5,418,709        1.35       7.6820         113.7       73.99
  6,000,000 - 6,999,999         18       118,247,990       8.96      6,569,333        1.44       7.5494         111.2       73.39
  7,000,000 - 7,999,999         13        99,478,130       7.54      7,652,164        1.37       7.4226         113.5       74.77
  8,000,000 - 8,999,999          6        51,235,485       3.88      8,539,247        1.47       7.3360         116.5       71.08
  9,000,000 - 9,999,999          2        19,563,858       1.48      9,781,929        1.24       6.9943         118.0       77.57
  10,000,000 - 11,999,999        6        66,143,536       5.01     11,023,923        1.42       7.3850         116.7       69.04
  12,000,000 - 13,999,999        5        66,620,150       5.05     13,324,030        1.36       7.6301         109.2       72.51
  14,000,000 - 16,999,999        4        62,513,296       4.74     15,628,324        1.36       7.5370         114.6       76.36
  17,000,000 - 19,999,999        1        17,158,012       1.30     17,158,012        1.31       7.0700         117.0       73.30
  20,000,000 - 24,999,999        3        68,098,071       5.16     22,699,357        1.30       7.2136         117.0       75.99
  25,000,000 - 49,999,999        2        73,981,280       5.61     36,990,640        1.37       7.0533         118.0       73.05
  50,000,000 - 56,871,141        2       107,002,824       8.11     53,501,412        1.30       7.3590         117.0       73.86
                             -----     --------------  --------     ----------        ----       ------         -----       -----
 TOTAL\AVG.\WTD.AVG.           253     $1,319,216,830    100.00%   $  5,214,296       1.37X      7.4887%        114.9       73.22%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Column totals may not add due to rounding.














This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A. and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                                     GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE (A)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    PERCENTAGE                   WEIGHTED      WEIGHTED      WEIGHTED
                                                   OF AGGREGATE     AVERAGE       AVERAGE       AVERAGE       AVERAGE      WEIGHTED
                        NUMBER OF    CUT-OFF DATE  CUT-OFF DATE  CUT-OFF DATE  DEBT SERVICE    MORTGAGE      REMAINING     AVERAGE
                         MORTGAGE     PRINCIPAL      PRINCIPAL     PRINCIPAL     COVERAGE      INTEREST       TERM TO      CURRENT
PROPERTY STATE          PROPERTIES     BALANCE        BALANCE       BALANCE        RATIO         RATE        MATURITY        LTV
-----------------------------------------------------------------------------------------------------------------------------------
  California                28      $  162,638,109     12.33%    $  5,808,504       1.41x       7.4746%        115.0         70.67%
  Texas                     42         158,207,200     11.99        3,766,838       1.33        7.7722         114.1         74.84
  Florida                   17         107,056,088      8.12        6,297,417       1.31        7.3679         116.4         74.79
  Oregon                     5         106,251,927      8.05       21,250,385       1.39        7.1461         117.3         71.19
  New York                   8          80,396,169      6.09       10,049,521       1.31        7.3810         114.1         73.95
  Illinois                  11          64,063,000      4.86        5,823,909       1.25        7.3024         117.5         77.92
  New Jersey                13          55,733,943      4.22        4,287,226       1.37        7.1642         117.3         75.82
  Tennessee                 12          48,102,432      3.65        4,008,536       1.44        7.2984         117.1         71.69
  Oklahoma                  13          47,823,577      3.63        3,678,737       1.32        7.3581         116.2         79.17
  Michigan                   8          45,845,822      3.48        5,730,728       1.36        7.7160         114.4         76.02
  Virginia                   8          44,724,749      3.39        5,590,594       1.40        7.7905         115.0         72.64
  Ohio                       7          36,611,800      2.78        5,230,257       1.31        7.8017         110.9         73.46
  Arizona                   11          33,589,943      2.55        3,053,631       1.35        7.5563         117.7         74.36
  Kentucky                   4          30,841,029      2.34        7,710,257       1.33        7.3968         101.1         74.95
  Massachusetts              4          27,982,646      2.12        6,995,661       1.31        7.4174         113.6         72.54
  Colorado                   4          26,763,429      2.03        6,690,857       1.83        7.0873         107.9         67.73
  Nevada                     9          24,193,536      1.83        2,688,171       1.46        8.1234         111.9         68.89
  Mississippi                6          17,762,488      1.35        2,960,415       1.31        7.3712         117.8         75.02
  North Carolina             4          16,950,467      1.28        4,237,617       1.54        7.2067         117.6         74.86
  Indiana                    3          16,628,201      1.26        5,542,734       1.50        7.5787         116.4         69.25
  Washington                 3          16,211,290      1.23        5,403,763       1.38        6.8961         117.2         69.82
  District of Columbia       1          13,759,238      1.04       13,759,238       1.34        7.5800         116.0         70.60
  Alabama                    2          13,733,312      1.04        6,866,656       1.45        7.8545         117.0         69.22
  Iowa                       2          13,466,615      1.02        6,733,308       1.29        7.5418         116.5         77.07
  Utah                       5          13,066,234      0.99        2,613,247       1.54        7.9951         115.1         64.21
  Maryland                   2          11,732,737      0.89        5,866,368       1.34        7.5651         116.4         67.79
  Wisconsin                  3          11,013,502      0.83        3,671,167       1.28        7.8952          92.1         74.51
  South Carolina             3          10,425,398      0.79        3,475,133       1.36        8.1473         114.9         75.00
  Nebraska                   4           9,564,911      0.73        2,391,228       1.54        7.7141         116.2         71.87
  Maine                      2           9,217,110      0.70        4,608,555       1.37        7.9829         116.3         66.69
  Missouri                   2           7,327,802      0.56        3,663,901       1.29        7.8854         113.8         81.85
  Connecticut                3           7,172,625      0.54        2,390,875       1.43        7.6497         115.8         77.05
  Georgia                    2           7,012,098      0.53        3,506,049       1.86        7.3659         114.8         45.04
  Vermont                    1           5,482,019      0.42        5,482,019       1.48        7.8200         117.0         69.50
  Idaho                      1           3,985,325      0.30        3,985,325       1.47        7.6200         115.0         71.20
  Rhode Island               1           3,548,080      0.27        3,548,080       1.38        7.4600         119.0         68.90
  Pennsylvania               1           2,829,961      0.21        2,829,961       1.37        7.2200         118.0         79.90
  New Hampshire              3           2,690,408      0.20          896,803       1.37        7.3000         117.0         78.31
  Montana                    1           1,793,855      0.14        1,793,855       1.42        7.5500         117.0         59.90
  Louisiana                  1           1,606,283      0.12        1,606,283       1.30        7.3100         117.0         79.30
  Kansas                     1           1,411,473      0.11        1,411,473       1.25        8.8250         110.0         79.10
                         -----      --------------   -------        ---------       ----        ------         -----         -----
  TOTAL\AVG.\WTD.AVG.      261      $1,319,216,830    100.00%    $  5,054,471       1.37X       7.4887%        114.9         73.22%

-----------------------------------------------------------------------------

(a)  Column totals may not sum due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A. and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
           GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------


WA   1.2%         MI    3.5%         NJ     4.2%
OR   8.1%         IN    1.3%         MD     0.9%
CA  12.3%         KY    2.3%         DC     1.0%
ID   0.3%         TN    3.7%
NV   1.8%         AL    1.0%
MT   0.1%         OH    2.8%
UT   1.0%         VT    0.4%
AZ   2.6%         NY    6.1%
CO   2.0%         PA    0.2%
NE   0.7%         VA    3.4%
KS   0.1%         NC    1.3%
OK   3.6%         SC    0.8%
TX  12.0%         GA    0.5%
IA   1.0%         FL    8.1%
MO   0.6%         ME    0.7%
LA   0.1%         NH    0.2%
WI   0.8%         MA    2.1%
IL   4.9%         RI    0.3%
MS   1.4%         CT    0.5%




NEW JERSEY    4.2%
OTHER        43.2%
ILLINOIS      4.9%
FLORIDA       8.1%
TEXAS        12.0%
CALIFORNIA   12.3%
OREGON        8.1%
NEW YORK      6.1%






Totals may not sum due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A. and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
       PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE (A)
-------------------------------------------------------------------------------



All Other Types          2.78%
Industrial Warehouse     3.24%
Lodging                  7.17%
Unanchored Retail        9.95%
Anchored Retail         21.89%
Office                  23.82%
Multi-Family            31.15%






                                               PERCENTAGE OF                    WEIGHTED       WEIGHTED      WEIGHTED
                       NUMBER                    AGGREGATE       AVERAGE      AVERAGE DEBT     AVERAGE       AVERAGE     WEIGHTED
                         OF      CUT-OFF DATE   CUT-OFF DATE  CUT-OFF DATE      SERVICE        MORTGAGE     REMAINING     AVERAGE
                      MORTGAGE    PRINCIPAL      PRINCIPAL      PRINCIPAL       COVERAGE       INTEREST      TERMS TO     CURRENT
PROPERTY TYPE        PROPERTIES    BALANCE        BALANCE        BALANCE         RATIO           RATE        MATURITY       LTV
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily               93   $   410,961,021      31.15%      $4,418,936        1.30x         7.4382%       113.9         77.66%
Office                    45      314,209,769       23.82        6,982,439        1.38          7.3877        115.7         70.60
Anchored Retail           40      288,728,238       21.89        7,218,206        1.34          7.5312        114.4         73.94
Unanchored Retail         40      131,281,316        9.95        3,282,033        1.43          7.6253        116.6         70.83
Lodging                   19       94,626,749        7.17        4,980,355        1.59          7.7168        116.7         64.87
Industrial/Warehouse      11       42,798,362        3.24        3,890,760        1.30          7.6026        116.1         77.09
Mobile Home Park           5       15,666,391        1.19        3,133,278        1.92          6.9769        101.7         57.66
Health Care                3        6,464,236        0.49        2,154,745        1.99          8.4304        113.9         70.46
Self-Storage               2        2,184,053        0.17        1,092,026        1.47          8.2200        113.0         66.20
Other                      3        12,296,696       0.93        4,098,899        1.53          7.1793        117.1         73.42
                       -----   ---------------   --------        ---------        ----          ------        -----         -----
TOTAL\AVG.\WTD.AVG.      261   $1,319,216,830      100.00%      $5,054,471        1.37X         7.4887%       114.9         73.22%

-------------------------------------------------------------------------------

(a)  Column totals may not sum due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A. and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-----------------------------------------------------------------------------------------------------------------------------------
                                                     DEBT SERVICE COVERAGE RATIO (A)
-----------------------------------------------------------------------------------------------------------------------------------


o        Weighted Average Current Debt Service Coverage Ratio: 1.37x

o        92.4% of the Portfolio has Debt Service Coverage Ratio greater than 1.20x

                                                                                    WEIGHTED
                                                      PERCENTAGE                    AVERAGE                  WEIGHTED
                                                     OF AGGREGATE      AVERAGE        DEBT      WEIGHTED      AVERAGE     WEIGHTED
        RANGE OF         NUMBER OF   CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE    SERVICE      AVERAGE     REMAINING    AVERAGE
      DEBT SERVICE       MORTGAGE     PRINCIPAL       PRINCIPAL       PRINCIPAL     COVERAGE    MORTGAGE      TERM TO     CURRENT
    COVERAGE RATIOS        LOANS       BALANCE         BALANCE         BALANCE       RATIO    INTEREST RATE  MATURITY       LTV
-----------------------------------------------------------------------------------------------------------------------------------
    0.72 - 0.90                2         6,746,664          0.51       3,373,332       0.84      8.6433         82.8         69.20
    1.01 - 1.10                2         3,723,361          0.28       1,861,680       1.10      8.3352        113.5         76.59
    1.11 - 1.20               17        88,495,186          6.71       5,205,599       1.18      7.4689        114.5         81.58
    1.21 - 1.30               73       409,554,260         31.05       5,610,332       1.27      7.5397        115.1         75.60
    1.31 - 1.40               74       427,610,422         32.41       5,778,519       1.35      7.4565        114.7         74.46
    1.41 - 1.50               44       212,167,899         16.08       4,821,998       1.46      7.5094        116.3         70.23
    1.51 - 1.60               19        83,699,665          6.34       4,405,246       1.54      7.4438        115.3         69.35
    1.61 - 1.70                6        21,542,495          1.63       3,590,416       1.63      7.6243        116.5         68.03
    1.71 - 1.80                3        18,586,185          1.41       6,195,395       1.74      7.2957        116.8         52.69
    1.81 - 1.90                4        18,501,056          1.40       4,625,264       1.86      7.1551        116.7         65.74
    1.91 - 2.00                2         9,096,414          0.69       4,548,207       1.93      7.2999        116.0         63.28
    2.01 - 2.10                2         6,826,988          0.52       3,413,494       2.05      7.0957        116.3         36.39
    2.11 - 2.20                1           885,314          0.07         885,314       2.18      8.2100        117.0         34.70
    2.21 - 2.30                1         1,099,343          0.08       1,099,343       2.26      6.9000        119.0         49.40
    2.31 - 2.40                1         2,797,356          0.21       2,797,356       2.31      7.4400        119.0         63.60
    2.41 - 2.50                1           897,727          0.07         897,727       2.47      7.4200        118.0         42.70
    2.51 - 2.54                1         6,986,497          0.53       6,986,497       2.54      6.7100         82.0         46.30
     TOTAL\AVG.\WTD.AVG.     253     1,319,216,830        100.00       5,214,296       1.37      7.4887        114.9         73.22

(a)   Column totals may not add due to rounding.

-----------------------------------------------------------------------------------------------------------------------------------
                                                     CUT-OFF DATE LOAN TO VALUE RATIO (A)
-----------------------------------------------------------------------------------------------------------------------------------

       Weighted Average Current Loan to Value Ratio:  73.22%(b)

                                                                                    WEIGHTED
                                                       PERCENTAGE                    AVERAGE      WEIGHTED     WEIGHTED
                                                      OF AGGREGATE      AVERAGE      DEBT          AVERAGE      AVERAGE   WEIGHTED
                           NUMBER OF  CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   SERVICE      MORTGAGE     REMAINING   AVERAGE
    RANGE OF CURRENT       MORTGAGE     PRINCIPAL       PRINCIPAL      PRINCIPAL     COVERAGE     INTEREST      TERM TO    CURRENT
  LOAN-TO-VALUE RATIOS      LOANS        BALANCE         BALANCE        BALANCE        RATIO        RATE       MATURITY      LTV
------------------------- ---------- ---------------- -------------- --------------- ----------- ------------ ---------------------
     30.01 - 50.00              7    $   18,059,257         1.37%     $2,579,894        2.23  x     7.1196%     103.2      42.16%
     50.01 - 60.00              8        27,060,137         2.05       3,382,517        1.59        7.3262      113.2      53.27
     60.01 - 65.00             21        96,013,860         7.28       4,572,089        1.58        7.6736      116.3      62.46
     65.01 - 70.00             34       153,620,564        11.64       4,518,252        1.46        7.6357      114.2      67.35
     70.01 - 75.00             87       538,145,836        40.79       6,185,584        1.34        7.5255      114.5      73.36
     75.01 - 80.00             82       402,552,223        30.51       4,909,173        1.31        7.4227      115.3      78.35
     80.01 - 85.00             11        75,185,122         5.70       6,835,011        1.25        7.2152      117.7      82.33
     85.01 - 90.00              1           698,358         0.05         698,358        1.16        7.2700      117.0      85.20
     95.01 - 100.00             1         3,890,853         0.29       3,890,853        1.13        7.2700      117.0      96.10
      100.01 - 101              1         3,990,619         0.30       3,990,619        1.12        7.2700      117.0     101.10
  TOTAL\AVG.\WTD.AVG.         253    $1,319,216,830       100.00%     $5,214,296        1.37  X     7.4887%     114.9      73.22  %
------------------------- ---------- ---------------- -------------- --------------- ----------- ------------ ---------------------

(a)   Column totals may not add due to rounding.
(b)   Ratio of Cut-Off Date Loan Balance over Appraisal Value at Origination.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A. and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-----------------------------------------------------------------------------------------------------------------------------------
                                        REMAINING AMORTIZATION TERM (IN MONTHS) (A)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  WEIGHTED
                                                     PERCENTAGE                    AVERAGE       WEIGHTED     WEIGHTED
                                                    OF AGGREGATE      AVERAGE      DEBT          AVERAGE       AVERAGE    WEIGHTED
                       NUMBER OF    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   SERVICE       MORTGAGE     REMAINING   AVERAGE
      RANGE OF          MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL     COVERAGE      INTEREST      TERM TO     CURRENT
 AMORTIZATION TERMS      LOANS         BALANCE         BALANCE        BALANCE        RATIO         RATE       MATURITY       LTV
-----------------------------------------------------------------------------------------------------------------------------------
      111 - 130              1    $      885,314          0.07%    $   885,314        2.18x       8.2100%      117.0        34.70%
      171 - 190              3         5,269,274          0.40       1,756,425        1.22        7.6502       115.0        66.23
      211 - 230              1         1,281,481          0.10       1,281,481        1.50        9.8400       110.0        67.50
      231 - 250              8        24,279,540          1.84       3,034,943        1.32        7.6815       116.9        72.97
      251 - 270              1        10,751,719          0.82      10,751,719        1.52        7.5700       117.0        64.80
      271 - 290              8        17,577,045          1.33       2,197,131        1.39        9.0598       110.0        72.37
      291 - 310             68       277,360,267         21.02       4,078,827        1.45        7.6719       114.7        70.36
      311 - 330              3         7,306,098          0.55       2,435,366        1.11        8.5918       110.6        77.60
      331 - 360            160       974,506,094         73.87       6,090,663        1.35        7.3897       115.0        74.19
                           ---    --------------       -------       ---------        ----        ------       -----        -----
  TOTAL\AVG.\WTD.AVG.      253    $1,319,216,830        100.00%     $5,214,296        1.37X       7.4887%      114.9        73.22%
-----------------------------------------------------------------------------------------------------------------------------------

(a)   Column totals may not add due to rounding.


-----------------------------------------------------------------------------------------------------------------------------------
                      CURRENT MORTGAGE INTEREST RATES (A)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  WEIGHTED
                                                     PERCENTAGE                    AVERAGE       WEIGHTED     WEIGHTED
                                                    OF AGGREGATE      AVERAGE      DEBT          AVERAGE       AVERAGE    WEIGHTED
                       NUMBER OF    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   SERVICE       MORTGAGE     REMAINING   AVERAGE
      RANGE OF          MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL     COVERAGE      INTEREST      TERM TO     CURRENT
   MORTGAGE RATES        LOANS         BALANCE         BALANCE        BALANCE        RATIO         RATE       MATURITY       LTV
-----------------------------------------------------------------------------------------------------------------------------------
     6.5001 - 6.7500        1      $    6,986,497        0.53%       $6,986,497       2.54x       6.7100%        82.0        46.30%
     6.7501 - 7.0000       18         132,531,411       10.05         7,362,856       1.45        6.9119        112.2        71.49
     7.0001 - 7.2500       44         308,081,134       23.35         7,001,844       1.36        7.1494        117.3        74.52
     7.2501 - 7.5000       83         447,081,807       33.89         5,386,528       1.36        7.3616        116.5        74.22
     7.5001 - 7.7500       29         124,229,079        9.42         4,283,761       1.33        7.6214        114.7        72.97
     7.7501 - 8.0000       26         119,462,578        9.06         4,594,715       1.39        7.8753        115.4        73.40
     8.0001 - 8.2500       15          50,995,105        3.87         3,399,674       1.37        8.1302        109.2        69.94
     8.2501 - 8.5000       14          71,564,767        5.42         5,111,769       1.34        8.4026        111.8        71.89
     8.5001 - 8.7500        9          22,708,716        1.72         2,523,191       1.18        8.6674        103.3        68.88
     8.7501 - 9.0000        7          18,925,887        1.43         2,703,698       1.26        8.9001        110.9        71.22
     9.0001 - 9.2500        5          14,181,878        1.08         2,836,376       1.43        9.1339        110.6        71.83
     9.5001 - 9.7500        1           1,186,492        0.09         1,186,492       1.51        9.7500        110.0        74.20
    9.7501 - 10.0000        1           1,281,481        0.10         1,281,481       1.50        9.8400        110.0        67.50
                        -----      ----------------  --------         ---------       ----        ------        -----        -----
  TOTAL\AVG.\WTD.AVG.     253      $1,319,216,830      100.00%       $5,214,296       1.37X       7.4887%       114.9        73.22%
-----------------------------------------------------------------------------------------------------------------------------------

  (a)   Column totals may not add due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A.
and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD
TO YOU.



-----------------------------------------------------------------------------------------------------------------------------------
                                                 AMORTIZATION TYPES (A)
-----------------------------------------------------------------------------------------------------------------------------------

                                               PERCENTAGE OF                    WEIGHTED       WEIGHTED      WEIGHTED
                       NUMBER                    AGGREGATE       AVERAGE      AVERAGE DEBT     AVERAGE       AVERAGE     WEIGHTED
                         OF     CUT-OFF DATE   CUT-OFF DATE    CUT-OFF DATE     SERVICE        MORTGAGE     REMAINING     AVERAGE
                     MORTGAGE     PRINCIPAL      PRINCIPAL      PRINCIPAL       COVERAGE       INTEREST      TERMS TO     CURRENT
AMORTIZATION TYPE      LOANS       BALANCE        BALANCE        BALANCE         RATIO           RATE        MATURITY       LTV
-----------------------------------------------------------------------------------------------------------------------------------
  Balloon                243   $1,134,403,080      85.99%      $  4,668,325       1.38x         7.5076%       114.6        73.16%
  Hyperamortizing          9      183,928,437      13.94         20,436,493       1.32          7.3690        116.6        73.77
  Fully Amortizing         1          885,314       0.07            885,314       2.18          8.2100        117.0        34.70
                       -----   --------------   --------       ------------       ----          ------        -----        -----
  TOTAL\AVG.\WTD.AVG.    253   $1,319,216,830     100.00%      $  5,214,296       1.37X         7.4887%       114.9        73.22%
-----------------------------------------------------------------------------------------------------------------------------------

(a)   Column totals may not add due to rounding.


-----------------------------------------------------------------------------------------------------------------------------------
                                        REMAINING TERM TO MATURITY (IN MONTHS) (A)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   WEIGHTED
                                                     PERCENTAGE                    AVERAGE       WEIGHTED     WEIGHTED
                                                    OF AGGREGATE      AVERAGE      DEBT          AVERAGE       AVERAGE    WEIGHTED
                       NUMBER OF    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   SERVICE       MORTGAGE     REMAINING   AVERAGE
 RANGE OF REMAINING     MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL     COVERAGE      INTEREST      TERM TO     CURRENT
  TERM TO MATURITY       LOANS         BALANCE         BALANCE        BALANCE        RATIO         RATE       MATURITY       LTV
---------------------- ----------- ---------------- -------------- --------------- ----------- ------------- ------------ ---------
        71 - 90              8     $     47,487,947      3.60%       $5,935,993      1.44x       7.3613%         80.7        69.16%
        91 - 110            11           37,856,322      2.87         3,441,484      1.41        8.7994         110.0        70.70
       111 - 120           233        1,230,280,773     93.26         5,280,175      1.37        7.4536         116.3        73.46
       121 - 130             1            3,591,789      0.27         3,591,789      1.49        7.4100         129.0        70.80
                         -----     ----------------  --------         ---------      ----        ------         -----        -----
   TOTAL\AVG.\WTD.AVG.     253     $  1,319,216,830    100.00%       $5,214,296      1.37X       7.4887%        114.9        73.22%
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Column totals may not add due to rounding.


-----------------------------------------------------------------------------------------------------------------------------------
                                                  YEAR OF ORIGINATION (A)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  WEIGHTED
                                                     PERCENTAGE                    AVERAGE       WEIGHTED     WEIGHTED
                                                    OF AGGREGATE      AVERAGE      DEBT          AVERAGE       AVERAGE    WEIGHTED
                       NUMBER OF    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   SERVICE       MORTGAGE     REMAINING   AVERAGE
                        MORTGAGE      PRINCIPAL       PRINCIPAL      PRINCIPAL     COVERAGE      INTEREST      TERM TO     CURRENT
 YEAR OF ORIGINATION     LOANS         BALANCE         BALANCE        BALANCE        RATIO         RATE       MATURITY       LTV
-----------------------------------------------------------------------------------------------------------------------------------
        1997              204      $1,061,773,521       80.49%       $5,204,772       1.36x       7.5859%       115.0       73.32%
        1998               49         257,443,309       19.51         5,253,945       1.41        7.0881        114.4       72.80
                         ----      --------------     -------         ---------       ----        ------        -----       -----
TOTAL\AVG.\WTD.AVG.       253      $1,319,216,830      100.00%       $5,214,296       1.37X       7.4887%       114.9       73.22%
-----------------------------------------------------------------------------------------------------------------------------------

(a)   Column totals may not add due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A.
and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD
TO YOU.



GOLDMAN, SACHS & CO.
85 BROAD STREET
NEW YORK, N.Y. 10004


REAL ESTATE FINANCE

Rolf Edwards               Phone:   (212) 902-5637
Associate                  Fax:     (212) 357-5505

Corey Owens                Phone:   (212) 902-4825
Associate                  Fax:     (212) 357-5505

Brian Landau               Phone:   (212) 902-8139
Analyst                    Fax:     (212) 357-5505

Viktor Spivakovsky         Phone:   (212) 902-5373
Analyst                    Fax:     (212) 357-5505


MORTGAGE SALES AND TRADING

Mark Kogan                    Phone:   (212) 902-2565
Managing Director             Fax:     (212) 902-1691

Mark Buono                    Phone:   (212) 902-3824
Vice President                Fax:     (212) 902-1691

Justin Kennedy                Phone:   (212) 902-2914
Vice President                Fax:     (212) 902-1691

Heath Forusz                  Phone:   (212) 902-2858
Analyst                       Fax:     (212) 902-1691



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A.
and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD
TO YOU.



CITIBANK N.A.
399 PARK AVENUE
NEW YORK, NY 10043


REAL ESTATE FINANCE                                               MORTGAGE TRADING AND ANALYTICS
Rich Jarocki             Phone:     (212) 559-0217                Frank Forelle                  Phone:     (212) 291-4108
Vice President           Fax:       (212) 793-0474                Vice President                 Fax:       (212) 291-3687

Mark Horinbein           Phone:     (212) 559-0216                Jeff Sturdevant                Phone:     (212) 291-3320
Vice President           Fax:       (212) 793-0474                Vice President                 Fax:       (212) 291-3687

Gary Rapp                Phone:     (212) 559-0940
Analyst                  Fax:       (212) 793-5602                STRUCTURED FINANCE

                                                                  Richard Cohen                  Phone:     (212) 291-3320
                                                                  Vice President

                                                                  Nancy Witt                     Phone:     (212) 291-3320
                                                                  Vice President                 Fax:       (212) 291-3687






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Citibank, N.A.
and not by the issuer of the securities. Goldman, Sachs & Co. and Citibank, N.A. are acting as co-lead underwriters and not acting as agents for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




